SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): SEPTEMBER 19, 2001
Commission File Number: 000-14719

SKYWEST, INC.

(Exact Name of Registrant as Specified in its Charter)

Utah	87-0292166

(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

444 SOUTH RIVER ROAD ST. GEORGE, UTAH 84790

Registrant’s Telephone Number, Including Area Code:

(435) 634-3000

N/A

(Former name, former address, and formal fiscal year, if changed since last report)

ITEM 9. Regulation FD Disclosure
SIGNATURE
Press Release dated September 19, 2001

ITEM 9. Regulation FD Disclosure

     This Current Report on Form 8-K is filed for the purpose of disclosing the press release dated September 19, 2001 attached hereto as Exhibit 99.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYWEST, INC.

Date: September 19, 2001	By:	/S/ Bradford R. Rich Executive Vice President, Chief Financial Officer and Treasurer